                                                                   EXHIBIT 10.38

                        (Venture Finance PLC letterhead)

Date

PRIVATE & CONFIDENTIAL
The Directors
Xcel Power Systems Limited
Brunswick Road
Cobbs Wood
Ashford
Kent     TN23 1EB

Dear Sirs:

We refer to the Agreement for the Purchase of Debts between Xcel Power Systems Limited and Venture Finance PLC, which commenced on 12 November 2002 and advise you of the following amendments to the Schedule to the Agreement for the Purchase of Debts.

Condition for Deletion:

18       Special Conditions:

         5. Prior to Venture making any Prepayment subordination of all loans to the Group from Microtel International Inc. will be required by Venture

Conditions to be amended as shown:

         (i) Currency              Pounds Sterling, US Dollars and Euros (clause
         18(3)(ii)(a):

18       Special Conditions:

         7. Prior to making any Prepayment, Venture will require a Deed of Postponement in respect of the indebtedness of (pound)200,000 (Pounds Sterling Two Hundred Thousand) due from Xcel Corporation Limited to Microtel International Inc.

Please sign and return the attached copy of this letter as acceptance of the amendments to the Schedule to the Agreement for the Purchase of Debts between Xcel Power Systems Limited and Venture Finance PLC.


Yours faithfully
For and on behalf of
VENTURE FINANCE PLC                                 Amendments to Terms and Conditions agreed For and on
                                                    behalf of Xcel Power Systems Limited
/S/ PAUL BEVERIDGE
As Attorney for Venture Finance PLC                 Signed /S/ CARMINE T. OLIVA          Date 23-10-02
                                                           -----------------------------      --------

In the presence of

PAUL ARPS                    /S/ PAUL ARPS          Signed /S/ GRAHAM JEFFERIES          Date 23-10-02
---------------------------  ------------------            -----------------------------      --------